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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 of the

                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 31, 1997


                     Sears Credit Account Master Trust II
         ----------------------------------------------------------
              (Exact name of registrant as specified in charter)



       Illinois                   33-79186-01                 Not Applicable
    -------------                -------------             -------------------
      (State of                   (Commission                 (IRS Employer
    Organization)                 File Number)             Identification No.)



c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                          19807
-------------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)



Registrant's Telephone Number, including area code:  (302) 888-3176
                                                     --------------


Former name or former address, if changed since last report:  Not Applicable



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Item 5.       Other Events

              Series 1997-1. On July 31, 1997, $500,000,000 aggregate principal amount of 6.20% Class A Master Trust Certificates, Series 1997-1, $22,500,000 aggregate principal amount of 6.40% Class B Master Trust Certificates, Series 1997-1, and $39,330,000 aggregate principal amount of Class C Master Trust Certificates, Series 1997-1, of the Sears Credit Account Master Trust II were issued pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among Sears Receivables Financing Group, Inc. as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and The First National Bank of Chicago as Trustee (the "Trustee"), and the Series Supplement dated as of July 31, 1997, among SRFG as Seller, Sears as Servicer and the Trustee.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit No.   Description

Exhibit 1.1 Underwriting Agreement among Sears, SRFG and CS First Boston as Representative of the several Underwriters for the Class A Master Trust Certificates, dated October 17, 1996 (incorporated by reference to Exhibit 1.1 of Sears Credit Account Master Trust II's Current Report on Form 8-K, dated October 17, 1996).

Exhibit 1.2 Underwriting Agreement among Sears, SRFG and Citicorp Securities, Inc. as Representative of the several Underwriters for the Class B Master Trust Certificates, dated March 14, 1996 (incorporated by reference to Exhibit 1.1 of Sears Credit Account Master Trust II's Current Report on Form 8-K, dated March 14, 1996).

Exhibit 1.3 Pricing Agreement among Sears, SRFG and Credit Suisse First Boston on behalf of the Underwriters for the Class A Master Trust Certificates, dated July 21, 1997.

Exhibit 1.4 Pricing Agreement among Sears, SRFG and Citicorp Securities, Inc. on behalf of the Underwriters for the Class B Master Trust Certificates, dated July 21, 1997.

Exhibit 4.1 Series 1997-1 Series Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated July 31, 1997, including the forms of Investor Certificates.

Exhibit 4.2 Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of July 31, 1997.

Exhibit 5.1 Opinion of Nancy K. Bellis, Assistant General Counsel - Corporate & Securities and Assistant Secretary of Sears, as counsel to SRFG and Sears.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Sears Credit Account Master Trust II
                                 (Registrant)



                                By:  Sears Receivables Financing Group, Inc.
                                     (Originator of the Trust)




Date: August 6, 1997                 By:  /s/ George F. Slook
                                         -------------------------
                                     George F. Slook
                                     President and CEO







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                              INDEX TO EXHIBITS


Exhibit No.   Description


Exhibit 1.1 Underwriting Agreement among Sears, SRFG and CS First Boston as Representative of the several Underwriters for the Class A Master Trust Certificates, dated October 17, 1996 (incorporated by reference to Exhibit 1.1 of Sears Credit Account Master Trust II's Current Report on Form 8-K, dated October 17, 1996).

Exhibit 1.2 Underwriting Agreement among Sears, SRFG and Citicorp Securities, Inc. as Representative of the several Underwriters for the Class B Master Trust Certificates, dated March 14, 1996 (incorporated by reference to Exhibit 1.1 of Sears Credit Account Master Trust II's Current Report on Form 8-K, dated March 14, 1996).

Exhibit 1.3 Pricing Agreement among Sears, SRFG and Credit Suisse First Boston on behalf of the Underwriters for the Class A Master Trust Certificates, dated July 21, 1997.

Exhibit 1.4 Pricing Agreement among Sears, SRFG and Citicorp Securities, Inc. on behalf of the Underwriters for the Class B Master Trust Certificates, dated July 21, 1997.

Exhibit 4.1 Series 1997-1 Series Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated July 31, 1997, including the forms of Investor Certificates.

Exhibit 4.2 Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of July 31, 1997.

Exhibit 5.1 Opinion of Nancy K. Bellis, Assistant General Counsel - Corporate & Securities and Assistant Secretary of Sears, as counsel to SRFG and Sears.